                                                                    EXHIBIT 10.1

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                             DISTRIBUTION AGREEMENT

Between Genetronics, Inc. and its BTX Instrument Division, a California corporation having its principal place of business at 11199 Sorrento Valley Road, San Diego, CA 92121-1334,

hereafter referred to as "Supplier"

and Merck Eurolab Holding GmbH, Belgian Branch of Woluwedal 28, 1932 Zaventem, Belgium ("Merck") acting for itself and on behalf of the Merck companies listed in Appendix 2, ("the Affiliates") each of whom is bound by the terms and conditions of this Agreement and, for the purpose hereof, Merck and the Affiliates are hereafter referred to collectively as "the Merck Group".

1    DEFINITIONS

"Product(s)" shall mean those Products of Supplier listed in Appendix 1 and including future developments of such Products and new products.

"Territory" shall mean the countries listed in Appendix 2.

"Affiliate" shall mean any corporation in which Merck owns, directly or indirectly, at least thirty (30) percent of the voting capital and is listed on Appendix 2.

2    APPOINTMENT

Supplier hereby appoints the Merck Group as a distributor of Products in the Territory and grants the Merck Group the right to sell and distribute Products in the Territory pursuant to the terms and conditions of this Agreement.

The Product sale and distribution right shall be exclusive between Supplier and the Merck Group in Denmark, Norway, and Sweden, and shall be non-exclusive in the remaining countries within the Territory.

Merck and/or the Affiliates may purchase direct from Supplier.

The Merck Group shall not itself, and shall not assist others to, sell, distribute, or otherwise exploit the Products in any country or jurisdiction outside the Territory. With respect to those exclusive rights granted in Denmark, Norway, and Sweden, the Merck Group shall not sell or distribute any third party products substantially similar to Products in such countries, and Supplier shall not supply Products to any third party for sale or distribution in such countries.

3    PRICES AND CONDITIONS

Supplier will supply Products at the prices, and pursuant to the terms, listed in Appendix 3 and Section 6. Prices listed in Appendix 3 are valid for not less than twelve months. Prices for following periods will be agreed upon not less than three (3) months before the beginning of any new price period.
In the event an Affiliate does not pay a proper invoice for Product, within the time prescribed in Appendix 3, Merck shall be ultimately responsible to Supplier for the payment of such invoice upon proper notice of same.

Supplier shall pay an annual reward to the Merck Group pursuant to the conditions set forth in this paragraph. In the event an Affiliate achieves it sales plan ("Affiliate Plan") for the preceding year, Supplier shall pay that Affiliate a reward for its success ("Affiliate Reward"). In the event the Merck Group achieves the sales plan ("Merck Plan") established for the entire Merck Group as a whole for the preceding year, Supplier shall pay the Merck Group a reward for its success ("Merck Group Award"). The sales plans for the Affiliates and the Merck Group shall be mutually agreed upon by Supplier and the Merck Group. The determination of whether an Affiliate Reward is earned and whether the Merck Group Award is earned shall be determined independent from each other and, if earned, shall be paid independent of each other. An Affiliate Reward shall be made by Supplier to the Affiliate; a Merck Group Award shall be made by Supplier to Merck. The amount, type (e.g., cash, product, rebate), and computation of the Affiliate Reward and the Merck Group Award shall be determined by Supplier and Merck during the first year of this Agreement and shall be added to this Agreement by amendment. The first Affiliate Reward and the first Merck Group Award shall be due, if earned, at the end of each annual period beginning with the period that begins April 1, 2001 and ends April 1, 2002.

The Merck Group shall use its best efforts to achieve Minimum Annual Sales growth (defined as purchases from Supplier) of [...***...] over previous annual period. In the event any Affiliate fails to meet its Affiliate Plan, Supplier shall have the right to decrease Supplier Support, as set forth in Section 4, to that Affiliate.

Each Affiliate shall maintain demonstration units of the Products to solicit interest and for display at trade and product shows, and shall stock sufficient Products to meet customer orders. The parties shall mutually agree on the number of demonstration units and the level of stocking that is necessary. In addition, each Affiliate shall stock sufficient electrodes and accessories (including BTX electroporation cuvettes) to meet one month customer demand. Within 60 days of the Effective Date, and prior to training of the Merck Group sales personnel and product launch, the Merck Group shall place orders for the agreed upon demonstration units and stocking Products. The parties' agreement with respect to cuvettes is set forth in Appendix 3.

The Merck Group shall maintain in a professional and workmanlike manner such books and records as are reasonably needed to comply with its responsibilities hereunder, including, without limitation, accurate data and reports of all sales, and data supporting the calculation and payment of all amounts due or payable hereunder. Supplier (or its designated agent) shall be entitled at its own expense to audit and inspect such books and records at least annually and upon termination of this Agreement during normal business hours after giving reasonable advance notice.

4    SUPPLIER SUPPORT

Supplier shall give the Merck Group all reasonable assistance in its efforts to introduce and sell the Products in the Territory. This includes, free of charge, the supply of promotional materials and other marketing instruments in reasonable quantities, some training of the sales staff of the Merck Group and the supply of information and data requested by Merck which is reasonably necessary to establish the Products and to promote an effective Product launch. Such information and data include, but is not limited to, the Launch Package and the Material Master Standard Data Structure. The Launch Package is attached as Appendix 4; the Material Master Standard Data Structure will be compiled by the parties after the Effective Date and attached to Appendix 4, by way of written and executed amendment.

Supplier shall be solely responsible for the protection of its intellectual property rights in Property and retains sole and exclusive ownership of all such intellectual property. No rights regarding the Products, except those expressly stated in this Agreement, are transferred to the Merck Group under this Agreement.

5    MERCK GROUP SUPPORT

The Merck Group will promote Products through country catalogues and sales forces.

The Merck Group represents it has the personnel, sales force, facilities, marketing and technical skill required to act as the distributor for the Products in the Territory and agrees to maintain appropriate sales


                       *Confidential Treatment Requested
and service offices within the Territory during the term of this Agreement. The Merck Group shall use its best efforts to sell and promote the sale of Products within the Territory. Merck and the Affiliates shall conduct all of their business in their own name.

The Merck Group agrees that the terms in Appendix 5 shall govern all transactions between the Merck Group and its customers regarding Products and agrees it will communicate the terms to its customers. Supplier acknowledges that the terms in Appendix 5 if used by the Merck Group as provided herein will be subject to the legislation on the use of general terms and conditions of sale in certain countries within the Territory, and that certain terms, in particular with regard to the limitation of warranties and liability, may be invalid or unenforceable under local law. Moreover, the Merck Group shall not make representations or guarantees concerning Products other than as contained in Supplier's written material pertaining to the Products.

The Merck Group shall follow good business practices to assist Supplier in the promotion and preservation of its trademarks, which shall include useage of the trademarks in the proper manner to preserve trademark status. Under no circumstances shall the Merck Group remove, cover, or alter the Supplier's identification or trademarks on the Products or in the literature.

6    ORDERING, DELIVERY & RETURNS

Purchase orders by the Merck Group may be made in writing or verbally. Verbal orders require written confirmation within three (3) business days. All orders shall conform to agreed lead times for all deliveries together, with accurate documentation and invoicing. Lead times shall be detailed in Appendix 4.

Merck affiliates may return to Supplier during any one year period, ending on the anniversaries of the Effective Date, up to [...***...] of the Products purchased by the Merck Group affiliate during the prior year, provided the Products have little or no demand by customers or have been discontinued by Supplier, and provided the Products are in a resaleable condition. Products shall be construed to have little or no demand if there have not been any unit sales in any continuous [...***...] period for that affiliate. Supplier will not be obligated to accept any such return unless it is accompanied by a pre-approved Supplier return goods authorization form ("RGA") in writing. Upon receipt of a permitted Product return, Supplier shall reimburse Merck for either the invoiced price of the returned Product if it is new (i.e., never used) or for the current fair market value if the Product is used (i.e., Product was used for demonstration or otherwise). The reimbursement shall not be subject to a restocking fee and shall not be affected by whether a replacement Product is available.

No Products shall be returned to Supplier, for any reason, including for repair, by any party other than the Merck Group, which will have first obtained a written RGA from Supplier, the issuance of such RGA not to be unreasonably withheld. The parties acknowledge that the Merck Group may obtain an RGA on behalf of a customer, after which the customer may send Product to Supplier directly from the customer's site.

7    WARRANTY AND LIABILITY

The Products are governed by the terms and warranty set forth in Appendix 5.

The Products shall conform to Supplier's specifications and shall meet all the specific standards and regulations applicable in the Territory in particular with regard to hygiene, environmental, industrial and work place safety. In the event of any changes to these standards and regulations Supplier will ensure compliance of the Products to the new standards and regulations as of their date of application. Due to the presence of Affiliates in the Territory, the Merck Group shall be responsible for providing Supplier notice of any relevant specific standards and regulations applicable to Products, and changes thereto, which may require Supplier to alter Product specifications.

Supplier shall control the Products prior to shipment to the Merck Group and hereby certifies that the Products delivered shall meet the Supplier's specifications and shall be free from defects in design,


                       *Confidential Treatment Requested
materials and workmanship. Supplier further certifies that packaging is sufficient for the purpose of protection of Products in transit through to final customer and during storage in an appropriate manner by the Merck Group, without the need for inspection of Products. In this respect, Supplier shall replace or repair, at Supplier's sole discretion, free of charge to the Merck Group any and all damaged or defective Products received by the Merck Group or its customers, which damage or defect was caused by manufacture or shipment by Supplier. In the event Supplier determines that replacement or repair is not economically or technically feasible, it shall compensate Merck for the Product according to the invoiced amount. Supplier's obligation to replace, repair, or compensate the Merck Group pursuant to this paragraph shall be limited to defective or damaged
(i) Product equipment returned within [...***...] of invoice and (ii) Product electrodes and accessories returned within [...***...] of invoice, wherein the invoice is the later of the sale of Product from Supplier to the Merck Group or the sale of Product from the Merck Group to a customer.

The Merck Group agrees to indemnify and hold Supplier harmless for any costs incurred by Supplier in addressing issues arising from business dealings between the Merck Group and customers of the Merck Group, which shall include but not be limited to addressing issues or complaints related to Product raised by customers of the Merck Group directly to Supplier. Notwithstanding the foregoing, and the terms and warranty in Appendix 5, in the event a third party suffers any damages as a result of Product, and the cause of such damages results from a breach of Supplier's warranties given hereunder, Supplier shall indemnify and hold Merck harmless from any such third party claim for damages, including but not limited to claims being made on the grounds of product liability, subject to the following limitation:

REGARDLESS OF THE CAUSE OF ACTION, THE SUPPLIER SHALL NOT BE LIABLE FOR ANY AMOUNT THAT, WHEN AGGREGATED WITH ALL OTHER SUCH AMOUNTS WHICH SUPPLIER HAS PAID MERCK PURSUANT TO ITS OBLIGATIONS OF INDEMNITY HEREUNDER, EXCEEDS 100 % OF THE AMOUNT OF COMPENSATION ACTUALLY RECEIVED BY SUPPLIER HEREUNDER AS OF THE DATE THE THIRD PARTY CLAIM AT ISSUE WAS FIRST MADE AGAINST ANY MEMBER OF THE MERCK GROUP. . IN NO EVENT SHALL SUPPLIER BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF THE SUPPLIER IS NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES HEREBY EXPRESSLY ACKNOWLEDGE THAT THE FOREGOING LIMITATION HAS BEEN NEGOTIATED BY THE PARTIES AND REFLECTS A FAIR ALLOCATION OF RISK. THE FOREGOING LIMITATION SHALL NOT APPLY TO THE EXTENT THAT RESPECTIVE LIMITATIONS CONTAINED IN APPENDIX 5 CANNOT BE EFFECTIVELY PASSED ON BY THE MERCK GROUP TO ITS CUSTOMERS UNDER APPLICABLE LAW IN THE TERRITORY.

During the term hereof, Supplier shall maintain with reputable insurers product liability insurance coverage for a minimum of [...***...] per claim. If Merck so requests, Supplier will promptly furnish evidence of such insurance to Merck.

In the event an Affiliate breaches a material provision of this Agreement, and fails to cure the breach after appropriate notice, Merck shall be responsible to Supplier for the breach and further actions or inaction of the Affiliate.

8    TERM OF AGREEMENT

The Agreement shall commence on April 1, 2000 and shall remain in force for an initial period of three (3) years. If not terminated at the end of the initial three year term by giving prior written notice by at least April 1, 2002, the Agreement shall, after the expiry of the initial period, be extended automatically for successive one year terms unless and until either party gives at least nine (9) months prior written notice to the other to terminate the Agreement.

In the event either party fails to fulfill its contractual obligations to the other, the non-defaulting party shall have the right to terminate the Agreement earlier than set forth in the immediately preceding


                       *Confidential Treatment Requested
paragraph, provided it gives notice to the defaulting party of such failure and provides a period to cure the default. In the event such failure is nonpayment of an invoice within the agreed upon period, termination shall be effective twenty (20) business days after the defaulting party receives notice of such failure and fails to make full payment by that date. In the event default is due to failure of any other contractual obligation, termination shall be effective sixty (60) days after the defaulting party receives notification of the failure and fails to remedy its default by that date.

In the event an Affiliate breaches a material term of this Agreement, and fails to cure the breach after appropriate notice, Supplier shall have the right to terminate this Agreement as to that Affiliate. Such termination shall be effective upon notice to the Affiliate of the breach, failure of the Affiliate to cure the breach within the permitted time, and notice to Merck of termination of this Agreement as to that Affiliate.

This Agreement may be terminated earlier than its natural expiration or termination date by either party in the event either party ceases business operations (other than through sale of that portion of its business related to this Agreement), becomes insolvent, makes an assignment for the benefit of creditors, or if a receiver is appointed or a petition for bankruptcy is filed with respect to the other party and such proceeding is not dismissed within thirty (30) days of filing.

Upon early termination of this Agreement by Supplier, or natural expiration of the Agreement, Merck will be entitled to sell its remaining stock of Products on hand for a period of [...***...] after termination, or return such Product to Supplier, provided Products are in a resaleable state. In the event Merck chooses to sell its remaining stock to customers, any Product unsold after the [...***...] period shall be returned to Supplier at Merck's expense. Supplier shall pay Merck for Product returned under either alternative, as follows:
Supplier shall reimburse Merck [...***...] of new Product and [...***...] of used Product.

9    CONFIDENTIALITY

Both parties undertake to maintain strict confidentiality for the duration of this Agreement and after it expires, in relation to all business and technical information and data of which they become aware in connection with the contractual negotiations, and will become aware in connection with this Agreement (collectively "Information"), unless otherwise agreed in writing. The parties further agree that neither shall use the Information of the other except in the furtherance of the purpose of this Agreement. The duty of confidentiality and non-use shall not apply to information which can be shown to have come into the public domain from other sources not associated directly or indirectly to the parties to this Agreement. Without limiting the foregoing, and by way of example only, the parties agree that Information of Supplier shall include the names, buying habits, or practices of any of its customers, its marketing methods and related data, the names of any of its vendors or suppliers, costs of materials, the prices it obtains or has obtained or at which it sells or has sold its products or services, manufacturing and sales costs, or other written records used in Supplier's business, compensation paid to representatives, or any other confidential information of, about or concerning the business of Supplier. The parties shall treat all data as to trade secrets and goodwill as Information subject to the terms of this Section 9, and acknowledge that any breach of any term of this paragraph is a material breach of the Agreement.


                       *Confidential Treatment Requested

10   CURRENCY UNION

Should a European currency (Euro) be introduced as legal tender during the term of this Agreement, , as of the effective date of introduction of the new European currency (Euro) the person under obligation to pay shall fulfil the payment in the European currency as sole legal tender. The conversion rate fixed by the legislator at the effective date shall be observed. The same currency provision applies for payment of interest claims.

11   LAW AND LANGUAGE

The governing language of this Agreement shall be English and the validity, interpretation and performance of this Agreement shall be controlled by and construed in accordance with the laws of England.

The parties shall endeavour to settle amicably any disputes which arise in the course of the application or interpretation of this Agreement. Should the parties fail to reach such an understanding, any disputes shall be submitted to the court of England.

12   FINAL PROVISIONS

Merck may assign all of its rights and obligations under this Agreement, in whole or in part, to existing or future Affiliates, provided Supplier gives written authorization for the assignment. Supplier may assign all of its rights and obligations under this Agreement to an affiliate of Supplier, provided Merck gives written authorization for the assignment. Supplier or Merck may assign all of its rights and obligations to a purchaser of substantially all of the business of Supplier or Merck to which this Agreement pertains. An affiliate of Supplier shall mean any corporation in which Supplier owns, directly or indirectly, at least thirty (30) percent of the voting capital. The terms, conditions, obligations, and responsibilities embodied in this Agreements shall be binding upon and inure to the benefit of the parties' successors and assigns. In the event either party assigns this Agreement to another, that party shall immediately notify the other party of the assignment.

Neither party will be liable for the effects of any force majeure occurrences.

If individual provisions of this Agreement are invalid or become invalid, as judged by a tribunal of competent jurisdiction, the parties hereby agree that invalidity of the party shall not affect validity of the remainder.

Any notice required or permitted by this Agreement shall be in writing and may be delivered personally or may be sent by telefax or express mail, to the addresses at the head of this Agreement. Notices shall be effective upon the later of delivery or the stated effective date of notice. Any notice provided by Supplier to an Affiliate, or by an Affiliate to Supplier, shall also be provided to Merck.

This Agreement, including Appendices 1-5, constitutes the entire agreement between the parties concerning the subject matter hereof and specifically takes precedence over any Standard Conditions of Sale of Supplier, or Standard Terms of Purchase of Merck and its Affiliates. The headings are for reference and convenience and shall have no substantial effect on interpretation of the Agreement.

Alterations and additions must be in writing and signed by authorized representative of both parties.

This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

13   SIGNATURES

For Supplier


        /s/ Martin Nash, CEO
--------------------------------------------------------------------------------

Date of Signature: 04/04/00


For Merck


        /s/ Walter W. Zywottek         M. Brocke-Benz
--------------------------------------------------------------------------------

Date of Signature: 05/02/00

                                                                      Appendix 1

                   List of Products included in this Agreement

See product and pricing spreadsheet following this page for transfer pricing (stocking orders) and direct-to-customer pricing.

                                 BTX PRICE LIST
                                                                      APPENDIX 1

Model No.                                          Product Name                                      Transfer Price
---------                                          ------------                                      --------------

399S                        ECM(R)399 ELECTROPORATION SYSTEM (Mammalian and
                            Bacterial)                                                                [...(***)...]
6300                        ECM(R)630 ELECTROPORATION SYSTEM                                          [...(***)...]
8300                        ECM(R)830 ELECTROPORATION SYSTEM                                          [...(***)...]
2001EP                      ECM(R)2001 ELECTROPORATION SYSTEM                                         [...(***)...]
2001EPS1                    ECM(R)2001 ELECTROPORATION SUPER SYSTEM                                   [...(***)...]
2001EM                      ECM(R)2001 EMBRYO MANIPULATION SYSTEM                                     [...(***)...]
2001EMS1                    ECM(R)2001 EMBRYO MANIPULATION SUPER SYSTEM                               [...(***)...]
2001EF                      ECM(R)2001 CELL FUSION SYSTEM                                             [...(***)...]
2001EFS1                    ECM(R)2001 CELL FUSION SUPER SYSTEM                                       [...(***)...]

GENERATORS

ECM 399                     ECM(R)399 Generator                                                       [...(***)...]
ECM 630                     ECM(R)630 Generator                                                       [...(***)...]
ECM 2001                    ECM(R)2001 Embryo Manipulation Generator                                  [...(***)...]
ECM 830                     ECM(R)830 Generator                                                       [...(***)...]

MONITORS

4001                        Enhancer(TM)400 System with Printer and Computer Interface                [...(***)...]
4002                        Enhancer(TM)400 System with Printer and Computer Interface
                            and Printer                                                               [...(***)...]

CHAMBERS

ELECTROPORATION

366                         Petri Dish Electrode                                                      [...(***)...]
372                         Petri Dish Electrode                                                      [...(***)...]
485                         Flatpack Chambers                                                         [...(***)...]
486                         Flatpack Chambers                                                         [...(***)...]
487                         Flatpack Chambers                                                         [...(***)...]
491-1                       Single Coaxial Electrode                                                  [...(***)...]
495                         Gold-Plated Flow-Through Chamber 1 ea.                                    [...(***)...]
497                         Gold-Plated Flow-Through Chamber 1 ea.                                    [...(***)...]
610                         Cuvettes Plus(TM)                                                         [...(***)...]
620                         Cuvettes Plus(TM)                                                         [...(***)...]
640                         Cuvettes Plus(TM)                                                         [...(***)...]
747                         Multi - Coaxial Electrode - 8 well                                        [...(***)...]
840                         Multi - Coaxial Electrode - 96 well - for use with 96 well plate          [...(***)...]
847                         Plastic Cuvettes                                                          [...(***)...]
PP35-2P                     Electrode, 2mm for Petri Pulser                                           [...(***)...]

ELECTRO FUSION

450                         Microslide 450                                                            [...(***)...]
450-1                       Microslide 450-1                                                          [...(***)...]
450-2                       Microslide 450-2                                                          [...(***)...]
450-3                       Microslide 450-3                                                          [...(***)...]
453                         Microslide 453                                                            [...(***)...]
453-10                      Microslide 453-10                                                         [...(***)...]
454                         Meander Fusion Chamber                                                    [...(***)...]
484                         Flat Electrode / Divergent Field                                          [...(***)...]

ACCESSORIES

461                         Coaxial Connection Cable                                                  [...(***)...]
464                         Micrograbber Cables                                                       [...(***)...]
465                         Square-post Micrograbber Cables                                           [...(***)...]
466                         Electrode Adapter                                                         [...(***)...]
501C                        Printer                                                                   [...(***)...]
630B                        Safety Stand                                                              [...(***)...]
660                         Cuvette Rack - 20 numbered positions                                      [...(***)...]
719                         Tubing                                                                    [...(***)...]
1269                        Coaxial Cable Adapter                                                     [...(***)...]
1296                        Banana Plug Adapter                                                       [...(***)...]
2001F                       Remote Control                                                            [...(***)...]

                                                                          Page 1


                       *Confidential Treatment Requested

                                 BTX PRICE LIST
                                                                      APPENDIX 1


Model No.                                                    Product Name                                   Transfer Price
---------                                                    ------------                                   --------------

5343                           Coaxial / Banana Plug connection Cable                                        [...(***)...]
PEP-BLU                        PEP(TM)(Personal Electroporation Pak) cuvette module - for use with 399
                               (blue)                                                                        [...(***)...]
PEP-GRY                        PEP(TM)(Personal Electroporation Pak) cuvette module - for use with 399
                               (gray)                                                                        [...(***)...]

SPECIAL ORDER SECTION (call for availability)

FLOW THROUGH SYSTEMS

6000F                          ECM(R)600F Flow-Through Electroporation System                                [...(***)...]

INSTRUMENTS

600F                           ECM(R)600F Modified Pulse Generator                                           [...(***)...]
717                            Peristaltic Pump - includes I/O port and safety stand                         [...(***)...]
9000                           9000 Electro Flow Porator(TM)                                                 [...(***)...]

IN VIVO ELECTROPORATION

384                            Caliper Electrode                                                             [...(***)...]
384L                           Caliper Electrode                                                             [...(***)...]
508                            GENETRODES(TM) 5mm, straight electrode, gold tip                              [...(***)...]
508S                           GENETRODES(TM) 5mm, SHORT straight electrode, gold tip                        [...(***)...]
510                            GENETRODES(TM) 10mm, straight electrode, gold tip                             [...(***)...]
510S                           GENETRODES(TM) 10mm, SHORT straight electrode, gold tip                       [...(***)...]
512                            GENETRODES(TM) 5mm, bent L-shaped electrode, gold tip                         [...(***)...]
514                            GENETRODES(TM) 3mm L-shaped bent L-shaped electrode, gold tip                 [...(***)...]
516                            GENETRODES(TM) 1mm L-shaped bent L-shaped electrode, gold tip                 [...(***)...]
520                            Tweezertrode(TM), 7mm                                                         [...(***)...]
522                            Tweezertrode(TM), 10mm                                                        [...(***)...]
531                            2NA, 6-pack, 1cm                                                              [...(***)...]
533                            2NA, 6-pack, 0.5cm                                                            [...(***)...]

SPECIAL ELECTRODES

470                            Re-usable Electrodes                                                          [...(***)...]
471                            Re-usable Electrodes                                                          [...(***)...]
472                            Re-usable Electrodes                                                          [...(***)...]
473                            Re-usable Electrodes / Divergent Field                                        [...(***)...]
474                            Re-usable Electrodes / Divergent Field                                        [...(***)...]
EPIZAP(TM)                     EPIZAP(TM)Electrode System - Call for Details                                 [...(***)...]

ACCESSORIES

395-7801                       PEP(TM)(Personal Electroporation Pak) "plug-in" cuvette module                [...(***)...]
467                            Electrode Isolator Safety Stand                                               [...(***)...]
515                            GENETRODE(TM) - Holder with shaft                                             [...(***)...]
515B                           GENETRODE(TM) - Holder without shaft                                          [...(***)...]
524                            Tweezertrode Cable                                                            [...(***)...]
530                            Handle, 1cm for 2NA                                                           [...(***)...]
532                            Handle, 0.5cm for 2NA                                                         [...(***)...]
650                            Flatpack Slider                                                               [...(***)...]
665                            Standard Cuvette Slider                                                       [...(***)...]
610,620,640 10 ea              Disposable Cuvettes, starter pack for systems only - Not for individual
                               sale, for formula purposes only                                               [...(***)...]
610,640 10 ea                  Disposable Cuvettes, starter pack for 399 system only - Not for individual
                               sale, for formula purposes only                                               [...(***)...]

COMMENTS:
BTX Direct to customer price exclusive of VAT, import duties, freight, or other administrative fees.

Transfer price is for stocking orders only. There will be a 10% administrative fee for drop ship or non stocking orders.

                                                                          Page 2


                       *Confidential Treatment Requested

                                 BTX PRICE LIST
                                                                      APPENDIX 1

                                                                                               BTX Direct
Model No.                                    Product Name                                      Sell Price
---------                                    ------------                                      ----------

399S                  ECM(R) 399 ELECTROPORATION SYSTEM (Mammalian and
                      Bacteria)                                                               [...(***)...]
6300                  ECM(R) 630 ELECTROPORATION SYSTEM                                       [...(***)...]
8300                  ECM(R) 830 ELECTROPORATION SYSTEM                                       [...(***)...]
2001EP                ECM(R) 2001 ELECTROPORATION SYSTEM                                      [...(***)...]
2001EPS1              ECM(R) 2001 ELECTROPORATION SUPER SYSTEM                                [...(***)...]
2001EM                ECM(R) 2001 EMBRYO MANIPULATION SYSTEM                                  [...(***)...]
2001EMS1              ECM(R) 2001 EMBRYO MANIPULATION SUPER SYSTEM                            [...(***)...]
2001EF                ECM(R) 2001 CELL FUSION SYSTEM                                          [...(***)...]
2001EFS1              ECM(R) 2001 CELL FUSION SUPER SYSTEM                                    [...(***)...]

GENERATORS

ECM 399               ECM(R) 399 Generator                                                    [...(***)...]
ECM 630               ECM(R) 630 Generator                                                    [...(***)...]
ECM 2001              ECM(R) 2001 Embryo Manipulation Generator                               [...(***)...]
ECM 830               ECM(R) 830 Generator                                                    [...(***)...]

MONITORS

4001                  Enhancer(TM) 400 System with Printer and Computer Interface             [...(***)...]
4002                  Enhancer(TM) 400 System with Printer and Computer Interface
                      and Printer                                                             [...(***)...]

CHAMBERS
ELECTROPORATION

366                   Petri Dish Electrode                                                    [...(***)...]
372                   Petri Dish Electrode                                                    [...(***)...]
485                   Flatpack Chambers                                                       [...(***)...]
486                   Flatpack Chambers                                                       [...(***)...]
487                   Flatpack Chambers                                                       [...(***)...]
491-1                 Single Coaxial Electrode                                                [...(***)...]
495                   Gold-Plated Flow-Through Chamber, 1 ea.                                 [...(***)...]
497                   Gold-Plated Flow-Through Chamber, 1 ea.                                 [...(***)...]
610                   Cuvettes Plus(TM)                                                       [...(***)...]
620                   Cuvettes Plus(TM)                                                       [...(***)...]
640                   Cuvettes Plus(TM)                                                       [...(***)...]
747                   Multi - Coaxial Electrode - 8 well                                      [...(***)...]
840                   Multi - Coaxial Electrode - 96 well - for use with 96 well plate        [...(***)...]
847                   Plastic Cuvettes                                                        [...(***)...]
PP35-2P               Electrode, 2mm for Petri Pulser                                         [...(***)...]

ELECTRO FUSION

450                   Microslide 450                                                          [...(***)...]
450-1                 Microslide 450-1                                                        [...(***)...]
450-2                 Microslide 450-2                                                        [...(***)...]
450-3                 Microslide 450-3                                                        [...(***)...]
453                   Microslide 453                                                          [...(***)...]
453-10                Microslide 453-10                                                       [...(***)...]
454                   Meander Fusion Chamber                                                  [...(***)...]
484                   Flat Electrode / Divergent Field                                        [...(***)...]

ACCESSORIES

461                   Coaxial Connection Cable                                                [...(***)...]
464                   Micrograbber Cables                                                     [...(***)...]
465                   Square-post Micrograbber Cables                                         [...(***)...]
466                   Electrode Adapter                                                       [...(***)...]
501C                  Printer                                                                 [...(***)...]
630B                  Safety Stand                                                            [...(***)...]
660                   Cuvette Rack - 20 numbered positions                                    [...(***)...]
719                   Tubing                                                                  [...(***)...]
1269                  Coaxial Cable Adapter                                                   [...(***)...]
1296                  Banana Plug Adapter                                                     [...(***)...]
2001F                 Remote Control                                                          [...(***)...]

                                                                          Page 1


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


                                 BTX PRICE LIST
                                                                      APPENDIX 1

                                                                                                                BTX Direct
Model No.                                                          Product Name                                 Sell Price
---------                                                          ------------                                 ----------

5343                              Coaxial / Banana Plug connection Cable                                       [...(***)...]
PEP-BLU                           PEP(TM)(Personal Electroporation Pak) cuvette module - for use with 399
                                  (blue)                                                                       [...(***)...]
PEP-GRY                           PEP(TM)(Personal Electroporation Pak) cuvette module - for use with 399
                                  (gray)                                                                       [...(***)...]

SPECIAL ORDER SECTION (call for availability)

FLOW THROUGH SYSTEMS

6000F                             ECM(R) 600F Flow-Through Electroporation System                              [...(***)...]

INSTRUMENTS

600F                              ECM(R) 600F Modified Pulse Generator                                         [...(***)...]
717                               Peristaltic Pump - includes I/O port and safety stand                        [...(***)...]
9000                              9000 Electro Flow Porator(TM)                                                [...(***)...]

IN VIVO ELECTROPORATION

384                               Caliper Electrode                                                            [...(***)...]
384L                              Caliper Electrode                                                            [...(***)...]
508                               GENETRODES(TM) 5mm, straight electrode, gold tip                             [...(***)...]
508S                              GENETRODES(TM) 5mm, SHORT straight electrode, gold tip                       [...(***)...]
510                               GENETRODES(TM) 10mm, straight electrode, gold tip                            [...(***)...]
510S                              GENETRODES(TM) 10mm, SHORT straight electrode, gold tip                      [...(***)...]
512                               GENETRODES(TM) 5mm, bent L-shaped electrode, gold tip                        [...(***)...]
514                               GENETRODES(TM) 3mm L-shaped bent L-shaped electrode, gold tip                [...(***)...]
516                               GENETRODES(TM) 1mm L-shaped bent L-shaped electrode, gold tip                [...(***)...]
520                               Tweezertrode(TM), 7mm                                                        [...(***)...]
522                               Tweezertrode(TM), 10mm                                                       [...(***)...]
531                               2NA, 6-pack, 1cm                                                             [...(***)...]
533                               2NA, 6-pack, 0.5cm                                                           [...(***)...]

SPECIAL ELECTRODES

470                               Re-usable Electrodes                                                         [...(***)...]
471                               Re-usable Electrodes                                                         [...(***)...]
472                               Re-usable Electrodes                                                         [...(***)...]
473                               Re-usable Electrodes / Divergent Field                                       [...(***)...]
474                               Re-usable Electrodes / Divergent Field                                       [...(***)...]
EPIZAP(TM)                        EPIZAP(TM) Electrode System - Call for Details                               [...(***)...]

ACCESSORIES

395-7801                          PEP(TM)(Personal Electroporation Pak) "plug-in" cuvette module               [...(***)...]
467                               Electrode Isolator Safety Stand                                              [...(***)...]
515                               GENETRODE(TM) - Holder with shaft                                            [...(***)...]
515B                              GENETRODE(TM) - Holder without shaft                                         [...(***)...]
524                               Tweezertrode Cable                                                           [...(***)...]
530                               Handle, 1cm for 2NA                                                          [...(***)...]
532                               Handle, 0.5cm for 2NA                                                        [...(***)...]
650                               Flatpack Slider                                                              [...(***)...]
665                               Standard Cuvette Slider                                                      [...(***)...]
610,620,640 10 ea                 Disposable Cuvettes, starter pack for systems only - Not for individual
                                  sale, for formula purposes only                                              [...(***)...]
610,640 10 ea                     Disposable Cuvettes, starter pack for 399 system only - Not for individual
                                  sale, for formula purposes only                                              [...(***)...]


COMMENTS:
BTX Direct to customer price exclusive of VAT, import duties, freight, or other administrative fees.


                                                                          Page 2


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


                                                                      Appendix 2

         List of Merck Companies who will participate in this Agreement
         --------------------------------------------------------------

Nordic Countries
        Denmark       KEBO Lab A/S
        Finland       KEBO Lab OY
        Norway        KEBO Lab A/S
        Sweden        KEBO Lab AB

France
        Merck Eurolab France
        Poly Labo
        Merck S.A.

Benelux
        Merck Belgolabo N.V. -S.A.
        Vel
        Merck Nederland B.V.
        De Spatel

United Kingdom
        Merck Ltd

Germany
        Merck Eurolab GmbH

Switzerland
        Merck (Schweiz) AG

Austria
        Merck Gesellschaft mbH


Spain
        Merck Farma y Quimica S.A.

Portugal
        Merck Farma e Quimica S.A.

Italy
        Bracco SPA
        BDH Italia

--------------------------------------------------------------------------------
Countries listed below will participate in this agreement subject to local acceptance by the Merck company

Poland
        Merck Sp. z.o.o.

Hungary
        Merck Kft

Czech Republic
        Merck Spol. sr o.

Slovak Republic
        Merck Spol. sr o.

                                                                      Appendix 3

                      Prices, Terms, Discounts and Rebates
                      ------------------------------------


NET PRICE LIST refer to spreadsheet in Appendix 1

SPECIAL PRICES AND/OR TENDER PRICES will be negotiated for agreed accounts or contracts and for selected Products

PRICE BASIS (Incoterms) FOB, San Diego

NON-STOCKING AND DROP SHIP ORDERS will be charged with a [...***...] administrative fee; the parties will determine whether an order is a stocking, non-stocking, or drop ship order using reasonable business judgement applicable to the scope of this Agreement

CURRENCY United States dollar by company check or wire transfer

ANNUAL REBATE To be negotiated pursuant to Section 3 of the Agreement

LATE PAYMENT [...***...] monthly

PAYMENT TERMS Net [...***...] days

OTHER TERMS

     Merck or the Affiliate placing an order shall be the party responsible for paying the invoice for such order, subject to the ultimate responsibility of Merck set forth in Section 3.

     The Merck Group shall be responsible for any extension of credit to its customers and collections of such accounts shall be the sole responsibility of the Merck Group.

     All shipping cost, duties and other charges relating to transport or transfer of the Products to the Merck Group or its customers shall be the responsibility of the Merck Group.

     The Merck Group shall in a timely manner collect and remit to appropriate governmental authorities and shall indemnify and hold Supplier harmless from, any applicable sales, use, gross receipts, value-added or other tax or levy now existing or hereafter enacted (other than income tax of Supplier), and any interest or penalties imposed thereon, applicable to any sale of products covered by the terms of this Agreement.

     Supplier shall not ship Product until it can be CE-labelled and a "Declaration of Conformity" can be provided.


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


                                                                      APPENDIX 3
                                 CUVETTE PRICING

1. Introductory Initial Stocking Offer: Initial target cuvette stocking levels have been agreed upon for each Affiliate, as set forth in Table 1, below. In the event an Affiliate meets the initial target cuvette stocking order set for it, 1) that initial cuvette order shall be priced at [...***...]/bag for that Affiliate, and 2) Supplier shall provide that Affiliate with additional cuvettes equal to [...***...] of the cuvettes purchased by that Affiliate in its initial cuvette stocking order, free of charge, for sampling purposes.

         Table 1: Initial Target Cuvette Stocking Levels for Affiliates
         --------------------------------------------------------------

     DISTRIBUTOR           610          620          640          TOTAL BAGS
     -----------           ---          ---          ---          ----------
        KEBO           [...***...]  [...***...]  [...***...]     [...***...]

       FRANCE          [...***...]  [...***...]  [...***...]     [...***...]

     SWITZERLAND       [...***...]  [...***...]  [...***...]     [...***...]

       GERMANY         [...***...]  [...***...]  [...***...]     [...***...]

      PORTUGAL         [...***...]  [...***...]  [...***...]     [...***...]

     NETHERLANDS       [...***...]  [...***...]  [...***...]     [...***...]

       BELGIUM         [...***...]  [...***...]  [...***...]     [...***...]

        U.K.           [...***...]  [...***...]  [...***...]     [...***...]

       AUSTRIA         [...***...]  [...***...]  [...***...]     [...***...]

        ITALY          [...***...]  [...***...]  [...***...]     [...***...]

        SPAIN          [...***...]  [...***...]  [...***...]     [...***...]

       TOTALS          [...***...]  [...***...]  [...***...]     [...***...]


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


                                                                      APPENDIX 3

2. Discounts Based on Annual Sales: Supplier will sell cuvettes to Affiliates at a discount provided certain annual accumulated volume of cuvette sales occurs. Table 2 sets forth the discount and transfer price for cuvettes based on number of cuvette bags purchased by Affiliate from Supplier per contract year.

             Table 2: Discount Cuvettes Price Based on Annual Sales
             ------------------------------------------------------

CUVETTE VOLUME RANGE      DISCOUNT         TRANSFER PRICE
--------------------     -----------       --------------
1-5000 bags              [...***...]        [...***...]
5001-7500                [...***...]        [...***...]
7501-10,000              [...***...]        [...***...]
10,000 Up                [...***...]        [...***...]


3. BTX agrees to work with reasonable effort to assist individual distribution Affiliates on volume institutional orders so that these orders do not go to the competition.


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


                                                                      Appendix 4

                                 Launch Package
                                 --------------

See Launch Package following this page.

                                                                         EUROLAB

                                                                      APPENDIX 4


                                   [GRAPHIC]



For:



                                   [GRAPHIC]

                                                                         EUROLAB

                                                                      APPENDIX 4


                             1. SUPPLIER INFORMATION
--------------------------------------------------------------------------------
  Addresses ( If you have different offices, fulfill 1 supplier form by Office)

    Company Name:Genetronics, Inc. and its BTX Division Owned by: CORPORATION Core activity: Life Science Product Manufacturing
Subsidiaries/Associates:
Registration number: SRFH25-783006
Tax / VAT Reg. N degrees   33-0024450
Website: www.btxonline.com
Manufacturer   XX  [ ]      or Dealer, Distributor:   [ ]

Address for Eurodeal correspondence:                Manufacturing site (if different)
------------------------------------                ---------------------------------
11199 Sorrento Valley Road                          SAME
San Diego CA
Post / Zip code:
92121-1334
Country: USA
Phone  number 1-858-597-6006
Fax number 1-858-597-9594
@Email:baustin@genetronics.com

Key Statistics

Annual sales: $4M U.S.

Number of employees (overall):   in Sales:  11     in Production:  7     R&D:  4

Key Contacts

Function                      Name                Tel. No        Fax. No                E-mail
--------                      ----                -------        -------                ------
Head Manager              BRIAN AUSTIN         858-410-3142    858-597-9594     Baustin@genetronics.com
Sales Manager             Joan Kerr            858-410-3144    858-597-9594     Jkerr@genetronics.com
MEL Coordinator           Kim Parisi           858-410-3154    858-597-9594     Kparisi@genetronics.com
Order processing          Kelley Robere        858-410-3145    858-597-9594     Krobere@genetronics.com
Marketing Manager         STEVE HERMER         858-410-3150    858-597-9594     Shermer@genetronics.com
After sales service       Fidencio Pampo       858-410-3146    858-597-9594     Fpampo@genetronics.com
Technical Support         ESTELLA TAI          858-410-3151    858-597-9594     Esiau@genetronics.com
Logistic Manager          Linh Lee             858-410-3160    858-597-9594     Linhl@genetronics.com
Quality  Manager          Rejean Laverdiere    858-410-3204    858-597-9594     Rejeanl@genetronics.com
Environmental Mgr         N/A

                                                                         EUROLAB

                                                                      APPENDIX 4

Supplier Strategy

[...***...]


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


                                                                         EUROLAB

                                                                      APPENDIX 4


          2. QUALITY ASSURANCE & ENVIRONMENTAL MANAGEMENT QUESTIONNAIRE
--------------------------------------------------------------------------------

Quality assurance and environmental management systems are of vital importance in the work of Merck Eurolab. The certification of our companies requires that our suppliers' systems are defined to us. We therefore ask you to answer the following questions.


1.   COMPANY DATA

     Refer Supplier Information in Section 1


2. PRODUCT CATEGORIES (list main categories) Electroporation generators, monitors, electrodes and chambers, accessories, And other supplies

     ---------------------------------------------------------------------------


3.   Products

                                                                Yes            No          Comment
                                                                ---            --          -------
3.1     Are all your products CE-labelled?                  [...***...]    [...***...]
        If No, enclose a list of all products
        (instruments and apparatus) that are not
        CE-labelled.
        For each CE-labelled product enclose
        "Declaration of Conformity".

3.2     Are any of your products radioactive?               [...***...]    [...***...]

3.3     Do you have products containing mercury?            [...***...]    [...***...]

        If you introduce new products that are not          [...***...]    [...***...]
        CE-labelled, are radioactive or contain
        mercury, will you inform Merck Eurolab in
        writing?


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

                                                                         EUROLAB

                                                                      APPENDIX 4

4.   Quality Assurance

         General                                                        Yes            No          Comment
         -------                                                        ---            --          -------
4.1      Are you already certified in accordance with               [...***...]    [...***...]
         ISO900X (X=1-3)? (If Yes: Go to item 5, and send
         a copy of the certificate to Merck Eurolab)

4.2      Are you currently working towards a                        [...***...]    [...***...]
         certification? (If Yes: Towards which system and
         when are you likely to be certified?)

         Quality policy

4.3      Do you have a quality policy defined by                    [...***...]    [...***...]
         management?
         (If Yes: Send a copy to Merck Eurolab)

         Organisation                                                   Yes            No          Comment

4.4      Do you have an appointed quality manager?                  [...***...]    [...***...]

4.5      Do you have a quality manual?                              [...***...]    [...***...]

4.6      Does your management assess the quality system on          [...***...]    [...***...]
         a regular basis?

         Quality planning

4.7      Do you have a quality plan for each product?               [...***...]    [...***...]

4.8      Do you have control instructions with acceptance           [...***...]    [...***...]
         levels?

4.9      Are these instructions present at the work site?           [...***...]    [...***...]

         Inspection and Testing

4.10     Do you inspect products before delivery?                   [...***...]    [...***...]

4.11     Does your test equipment comply with the required          [...***...]    [...***...]
         specifications?

4.12     Do you have a system for calibrating the above             [...***...]    [...***...]
         equipment?


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

                                                                         EUROLAB

                                                                      APPENDIX 4

         Non-conforming Products
4.13     Do you identify and segregate products that do             [...***...]    [...***...]
         not comply with the specifications?

4.14     Do you have a system for corrective and                    [...***...]    [...***...]
         preventive actions?

4.15     Do you have a system for handling customer                 [...***...]    [...***...]
         complaints?

         Quality Audits

4.16     Do you regularly audit the complete quality                [...***...]    [...***...]
         system?

5.       environmental management

         General                                                        Yes            No          Comment

5.1      Are you already certified in accordance with any           [...***...]    [...***...]
         environmental management system?


         (If Yes: Go to item 5.13, and send a copy of the certificate and the environmental policy to Merck Eurolab)

5.2      Are you currently working towards a                        [...***...]    [...***...]
         certification? (If Yes: Towards which system and
         when are you likely to be certified?)

         Environmental policy

5.3      Do you have an environmental policy defined by             [...***...]    [...***...]
         management?
         (If Yes: Send a copy to Merck Eurolab)

         Environmental management system, EMS

5.4      Do you have a procedure to identify                        [...***...]    [...***...]
         environmental aspects?

5.5      Do you have a summary of legal and other                   [...***...]    [...***...]     [...***...]
         requirements?


                       *Confidential Treatment Requested

                                                                         EUROLAB

                                                                      APPENDIX 4

5.6      Are your environmental objectives and targets              [...***...]    [...***...]
         time defined and quantifiable?

5.7      Has anyone been appointed responsible for                  [...***...]    [...***...]
         environmental issues?

5.8      Do you have an EMS manual?                                 [...***...]    [...***...]

5.9      Do you offer any environmental training for your           [...***...]    [...***...]
         staff?

5.10     Are your environmental records available?                  [...***...]    [...***...]

5.11     Do you have instructions for environmental                 [...***...]    [...***...]
         emergency?

5.12     Do you regularly audit the complete EMS?                   [...***...]    [...***...]


        Life cycle assessment, LCA                                      Yes             No         Comment

5.13    Do you perform LCA for products?                            [...***...]    [...***...]

5.14    Do you perform LCA for packaging materials?                 [...***...]    [...***...]

        Retro-logistics

5.15    Do you offer retro-logistics for products you               [...***...]    [...***...]
        supply?

5.16    Do you offer retro-logistics for packaging                  [...***...]    [...***...]
        materials?

5.17    What packaging materials do you use for Delivery?           [...***...]    [...***...]
           Cardboard boxes, foam inserts, foam pellets



                       *Confidential Treatment Requested

                                                                         EUROLAB

                                                                      APPENDIX 4

        Transportation
5.18    Do your forwarding agents work in accordance with           [...***...]    [...***...]     [...***...]
        any EMS?

5.19    Are their vehicles environmentally classified?              [...***...]    [...***...]     [...***...]

6.      Would you allow our representatives to visit you            [...***...]    [...***...]
        for inspection of your quality assurance and EMS
        functions?


                       *Confidential Treatment Requested

                                                                         EUROLAB

                                                                      APPENDIX 4

               3. MEL STANDARD DATA STRUCTURE FOR MATERIAL MASTER
--------------------------------------------------------------------------------

The Merck Eurolab (MEL) Standard Data Structure has been worked out to support the introduction/update of supplier/producer product/article data into the ERP systems of our companies, especially for bulk-loading procedures. Most of our companies use SAP

Suppliers/producers will be requested to generate ASCII-files according to this structure.

Suppliers/producers will have to be advised as follows:

1.   The ASCII-file should contain one string of data for each item no.

2. The first character of each string has to be the first character/number of the suppliers/producers article number. The producer prefix will be automatically added during the upload procedure into our ERP systems.

3. All character/text fields and number field where no information will be available must be left blank (e.g. no filling up with "0").

4. Supplier/producer have to comply exactly with the designated field lengths. Subsequently each string has to have a length of 1.082 characters.

5.   Each string end should be detected by an "CRLF".

6.   Prices and purchasing conditions should be stated in EURO currency.

7. Local currencies can be provided as a separate file containing only the item no. and the prices.

     Please find in Appendix the complete file with example and explanations.

                                                                         EUROLAB

                                                                      APPENDIX 4

                4. EUROPEAN BUSINESS DEAL - SUMMARY OF AGREEMENT
--------------------------------------------------------------------------------

SUPPLIER NAME:

     Refer details in section 1

CONTRACT CONDITIONS

     Products: See attached product list, appendix 1 in agreement

     Territories/Geographical Area: See attached appendix 2 in agreement

     Prices

          -    see appendix 2 in agreement

          -    european price list? No

          -    currency of payment U.S.$

          -    price basis (EXW FOB etc FOB, San Diego

          - tender or special prices on request ? To be discussed upon request

     Bonuses / annual rebates: See section 3 of Agreement; to begin in year 2


     Obsolescence policy: See Section 6 of Agreement; return of up to [...***...] of certain products per year

     Payment terms:Net [...***...]

     Period of agreement: 3 YEARS BEGINNING FEB 15, 2000

     Implementation (for new deal)All to start February 15, 2000

          -    start dates by country

     Special provisions of the agreement

          - Exclusive agreement in Sweden, Denmark, & Norway and a non-exclusive agreement in remaining territory.

          -    Exclusions: None


                       *Confidential Treatment Requested

                                                                         EUROLAB

                                                                      APPENDIX 4

LOGISTICS & PACKAGING

          - Orders to be sent to (refer order processing in section 6)

          -    MOQs

          -    lead-times per product / group (refer Master
               Data section)

          -    will you print labels with Merck article numbers       YES / [NO]
               & affix to the products?
               will labels contain information on pack weight         YES / [NO]
               in line with current load labelling legislation?

          -    will you pack products in the units Merck Eurolab      YES / [NO]
               lists in the catalogues?

          -    will products be bar coded?                            YES / [NO]

          -    If yes, what system is used?

          -    are you able to deliver direct to our customers?       YES / [NO]

          -    can you offer 24 hour delivery if required?            YES / [NO]

                                                                         EUROLAB

                                                                      APPENDIX 4

PAYMENT/BANKING DETAILS

         Can you provide cross-referenced invoices and delivery       YES / [NO]
         notes, quoting MEL article numbers?
         Can you accept payment by Automatic Bank Transfer?           YES / [NO]
             If YES please provide Bank name address and
             account details
             If NO how should payment be made?
             Union Bank of California
             Sorrento Valley Branch
             11015 Sorrento Valley Rd.
             San Diego, CA 92121
             [...***...}

SERVICING / WARRANTY

Spare parts price list: See attachment 1 to Launch Package
Recommended spare parts: See attachment 1 to Launch Package
Maintenance training: YES, TO QUALIFIED TECH
Warranty period: [...***...]
Warranty extension: NOT VALID
Payment of the warranty costs by the supplier:All costs exclusive of shipment to service center.
Lead times for repairs: 6-8 Weeks
Instruction manuals available on
    website: CD rom xx paper (to be joined with the launch package):
% of breakdown during the warranty period: Data not tracked
Are you able to provide "consignment "stock:  NO

RELIABLE DATES OF DELIVERY

          - What is your policy to guarantee reliable dates of delivery to MEL None

          - what is your performance against the lead times listed Not tracked.


                       *Confidential Treatment Requested

                                                                      Appendix 5

                           Product Policy and Warranty

1)   INTENDED USE OF THE BTX PRODUCT LINE

The BTX Product Line has been specifically designed for electroporation (the application of high voltage electric fields pulses of short duration in order to create temporary pores or holes in the membrane of cells) and electro cell fusion (fusing cells to form hybrids by using electricity). This is the sole intended use of the product.

These products are intended for research use only. These products are not intended for human clinical applications.

2)   SAFETY PRECAUTIONS

When operating any of the BTX Generators extreme caution must be exercised. All the Generators have the capability of releasing very high voltage. The Generators should not be operated without a full review and understanding of the operating manual. EXTREME CARE NEEDS TO BE TAKEN TO ENSURE SAFE OPERATION.

3)   ACCESSORIES

Products not manufactured by BTX may not be sold, promoted and/or used as a part of a BTX System without prior written corporate approval from Genetronics, Inc.

4)   WARRANTY

The BTX Products are guaranteed to be free of defects for a period of [...***...] from the time of delivery. Chambers and accessories are warranted for a period of [...***...]. If any defects covered by this warranty appear within the above period, Genetronics shall have the option of repairing or replacing the equipment at its expense. Such repair or replacement shall be the customer's exclusive remedy for breach of warranty or for negligence.

This warranty does not extend to any instrumentation which has been (a) subjected to misuse, neglect, accident or abuse, (b) repaired or altered by anyone other than Genetronics without Genetronics' express and prior approval,
(c) used in violation of instructions furnished by the BTX division of Genetronics.

Genetronics shall not be liable for any special or consequential damages or for loss, damage or expense (whether or not caused by or resulting from Genetronics' negligence) directly or indirectly arising from use of the instrumentation sold hereunder either separately or in combination with any other equipment or from any other cause.

The above warranty shall be in lieu of and excludes all other expressed or implied warranties or merchantability, fitness, or otherwise. Without limiting the generality of the foregoing, Genetronics shall not be liable for any claims of any kind whatsoever, as to the equipment delivered or for non-delivery of equipment, and whether or not based on negligence.

Any malfunction not caused by operator abuse will be corrected at no charge for parts and labor by Genetronics. All service under the warranty will be made at the Genetronics San Diego, CA facilities. Owner will ship instrument prepaid to San Diego, CA. Genetronics will return the instrument after servicing, freight prepaid to owner's address.

Warranty is void if the instrument is changed in any way from its original factory design or if repairs are attempted without written authorization by Genetronics.


                       *Confidential Treatment Requested

Warranty is void if parts, connections or electroporation chambers not manufactured by Genetronics are used with a Genetronics instrument.

NOTE: UNDER NO CONDITIONS SHOULD THE INSTRUMENT OR ACCESSORIES BE RETURNED WITHOUT PRIOR APPROVAL AND A RETURN GOODS AUTHORIZATION (RGA) NUMBER FROM GENETRONICS